Fees Summary	Apr. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,875,000.00
Previously Paid Amount	8,445.50
Total Fee Amount	8,445.50
Total Offset Amount	0.00
Net Fee	$ 0.00